UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Institutional Large-Cap Growth Fund	June 30, 2019

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE INSTITUTIONAL LARGE-CAP GROWTH FUND

HIGHLIGHTS

■	The Institutional Large-Cap Growth Fund produced strong absolute results in the first half of 2019 but underperformed its benchmark.

■	An underweight to consumer staples stocks and effective stock selection in the consumer discretionary sector contributed to the fund’s relative returns. However, our positioning in health care stocks weighed on the portfolio’s relative results.

■	The fund’s top four sector allocations remained information technology, consumer discretionary, communication services, and health care—areas that we believe offer above-average growth prospects.

■	Overall, we remain constructive on the U.S. economy and think company fundamentals look relatively healthy. However, the choppy market environment may continue due to several factors, including slowing earnings growth and uncertainty surrounding U.S.-China trade policy.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Investor

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The Institutional Large-Cap Growth Fund returned 18.12% for the six months ended June 30, 2019. The fund underperformed its benchmark, the Russell 1000 Growth Index, as well as its peer group as represented by the Lipper Large-Cap Growth Funds Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

For the six-month period, an overweight to the health care sector and stock choices in the financials sector were the primary detractors from the fund’s performance versus the Russell 1000 Growth Index. On the positive side, an underweight to the consumer staples sector and stock picks in the consumer discretionary sector contributed to the fund’s relative results.

An overweight to the health sector weighed on relative returns during the period as several managed care companies came under pressure due to increased political rhetoric about government-funded health care, and many drugmakers faced renewed challenges about prescription drug pricing. We feel a single-payer health care system is extremely unlikely, but we also recognize the meaningful shift in sentiment around stocks in the managed care industry, as well as the reality that political rhetoric is only likely to intensify as the 2020 U.S. presidential election approaches.

Stock selection in the financials sector also hurt relative performance. Slowing global growth and increased expectations for lower interest rates—which would threaten banks’ lending margins—weighed on several financial companies during the latter part of the period. Within the sector, shares of bank and brokerage firm Charles Schwab came under pressure after the Federal Reserve gave indications that it would be willing to cut rates if the economic outlook doesn’t show signs of improvement. Over the longer term, we believe Charles Schwab is a premier franchise that should deliver durable earnings growth as it continues to gather assets, drive scale efficiencies, and grow its bank with low-cost brokerage sweep deposits. In the near term, however, a sharp pivot in interest rates could weigh on shares. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

On the positive side, an underweight to the consumer staples sector helped relative results. Many consumer staples businesses continued to struggle during the period due to shifting consumer preferences, rising competition from private-label names, and operational missteps. We remain underweight to the sector, where attractive growth opportunities are difficult to find.

Effective stock selection in the consumer discretionary sector also boosted relative returns, led by the fund’s overweight position in Amazon.com. Shares gained 26% during the period as the company reported better-than-expected earnings, primarily due to higher sales, which were supported by free one-day shipping for its “Prime” members. We think the scale and strength of Amazon’s retail and public cloud businesses, coupled with its strong balance sheet and forward-looking management team, should give the company the necessary resources to drive innovation and disruption.

Our stake in hotel company Hilton Worldwide Holdings also helped relative performance within the consumer discretionary sector. Shares jumped higher after the company delivered strong earnings results that beat expectations, led by revenue per available room share growth in the U.S. An overweight to Aptiv, an automotive supplier in the electronics and safety industries, also contributed to relative returns. We added to our position because we feel the company possesses superior technology and is well positioned to benefit from the adoption of autonomous driving and electric vehicles.

How is the fund positioned?

Our four largest sector allocations continue to be information technology, consumer discretionary, communication services, and health care. These segments—which make up about 83% of the portfolio’s net assets—are areas where we can find innovative companies that offer above-average growth prospects. As shown in the Sector Diversification chart, our allocation to information technology and communication services stocks increased over the past six months, while our health care holdings decreased.

As far as our positioning in individual stocks, Boeing was the fund’s largest overweight relative to the benchmark. We recognize that recent events involving the 737 MAX aircraft could create additional stock price volatility in the near term. However, our fundamental perspective on Boeing has not changed. Over the longer term, we continue to like the company for its duopoly position in global commercial aerospace, diversified product offering, and recent operational improvements.

The fund also had meaningful overweight positions in Visa, Amazon.com (which we discussed earlier in the report), and Facebook. During the period, Visa benefited from continued global growth in electronic payments as well as from less exposure to U.S.-China tensions than many of its sector peers. We remain positive on Visa for its high incremental margins, continued pricing power, and potential to benefit further from increasing consumer use of electronic payments. We think Facebook’s share of consumer time spent on mobile devices, coupled with its ad monetization and targeting capabilities, should help it generate advertising-led revenue growth over the next several years. We also like the company’s opportunity to monetize Instagram and the WhatsApp messaging service’s long-term potential.

Our largest underweight versus the benchmark was Apple, which proved beneficial to relative returns as the stock trailed its technology peers during the period. Shares came under pressure due to both heightened U.S.-China trade tensions and a U.S. Supreme Court ruling that an antitrust case against Apple and its exclusive marketplace for iPhone apps could proceed. We maintain an underweight position relative to the benchmark due to concerns over saturation and elongation of replacement cycles for smartphones and Apple’s ability to monetize its installed base of users as hardware reaches parity and operating systems become less differentiated.

Notable new names in the portfolio include Marvell Technology Group, a digital semiconductor company focused on data storage and connectivity, and electronic payments company Total System Services, which announced it would be merging with industry peer Global Payments in order to improve scale and enhance both companies’ exposure to rapidly growing markets.

What is portfolio management’s outlook?

We believe positive economic growth, low inflation, and accommodative monetary policies should support financial asset prices in the second half of 2019. The reality is it will largely depend on a resolution of the U.S.-China trade dispute, which is weighing on sentiment and corroding business confidence and capital spending. With all the fits and starts, trade and interest rates remain the two key market factors to watch.

Our investment approach recognizes that it is very difficult to forecast how these macroeconomic factors will develop and how much they will affect stock prices. Therefore, we continue to emphasize companies that we believe can continue to generate strong earnings and free cash flow growth in most scenarios. Essentially, we are trying to buy “all season” growth companies that we think can do reasonably well in most economic and regulatory environments. Over reasonable time horizons, we believe the quality and growth prospects of our holdings could provide relatively favorable prospects.

As always, we maintain a disciplined adherence to our rigorous process, which is rooted in bottom-up, fundamental research. In addition to uncovering underappreciated idiosyncratic stories, this approach also helps prepare us to take advantage of the market’s tendency to overshoot on both the downside and the upside. Potential market overreactions often provide opportunities to trim positions into strength and add to our highest-conviction ideas on weakness.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $1 MILLION

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $10,618,067)	$	19,123,231
Receivable for shares sold		29,738
Receivable for investment securities sold		19,057
Dividends receivable		5,006
Cash		46
Other assets		111
Total assets		19,177,189
Liabilities		
Payable for shares redeemed		55,888
Payable for investment securities purchased		23,278
Investment management fees payable		8,495
Payable to directors		14
Due to affiliates		8
Other liabilities		345
Total liabilities		88,028
NET ASSETS	**$**	**19,089,161**
Net Assets Consist of:		
Total distributable earnings (loss)	$	9,108,252
Paid-in capital applicable to 452,682,925 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		9,980,909
NET ASSETS	**$**	**19,089,161**
NET ASSET VALUE PER SHARE	**$**	**42.17**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 6/30/19	Year Ended 12/31/18 [(1)]
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 23,822	$ 73,956
Net realized gain	574,226	1,487,172
Change in net unrealized gain / loss	2,331,354	(810,723)
Increase in net assets from operations	2,929,402	750,405
Distributions to shareholders		
Decrease in net assets from distributions	-	(1,190,742)
Capital share transactions*		
Shares sold	2,017,207	3,796,097
Distributions reinvested	-	1,121,739
Shares redeemed	(1,966,022)	(4,181,122)
Increase in net assets from capital share transactions	51,185	736,714
Net Assets		
Increase during period	2,980,587	296,377
Beginning of period	16,108,574	15,812,197
End of period	**$ 19,089,161**	**$ 16,108,574**
*Share information		
Shares sold	50,014	93,361
Distributions reinvested	-	31,125
Shares redeemed	(48,614)	(101,606)
Increase in shares outstanding	1,400	22,880

(1) Pursuant to the SEC's Disclosure Update and Simplification rule, certain prior year amounts have been reclassified to conform to current year presentation.

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2019, the fund realized $152,669,000 of net gain on $266,928,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2019, totaled $7,330,000 for the six months ended June 30, 2019. During the six months, transfers out of Level 3 include the impact of securities acquired through a corporate action.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,257,228,000 and $2,034,635,000, respectively, for the six months ended June 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $75,076,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $10,672,984,000. Net unrealized gain aggregated $8,450,247,000 at period-end, of which $8,714,124,000 related to appreciated investments and $263,877,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates and $20,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many other T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because the primary investment resources utilized to manage the fund are shared with other actively managed funds. The fund’s shareholders also benefit from potential economies of scale through a decline in certain operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the advisory fee structure continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019